UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2005

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California	90010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable

(Former name of former address, if changed since last report)

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Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 24, 2005, Hanmi Financial Corporation (the “Registrant”) appointed Eunice U. Lim as Senior Vice President and Acting Chief Credit Officer of its wholly-owned subsidiary, Hanmi Bank, effective immediately. Eunice Lim replaces Dong Il Kim, Hanmi Bank’s previous Chief Credit Officer, who resigned from the position effective January 13, 2005.

     Eunice Lim has been serving as Senior Vice President and Regional Executive Officer of Hanmi Bank since April 30, 2004, closing date for the acquisition of Pacific Union Bank. Prior to this, Eunice Lim served for 22 years in various positions at Pacific Union Bank including branch manager, senior loan officer, loan administrator, and loan adjustment department manager. From 1996 to 2000, Eunice Lim held a position equivalent to that of Chief Credit Officer at Pacific Union Bank.

     Eunice Lim received her B.S. in Mathematics at Kingston Poly Tech in Surrey, England.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2005	Hanmi Financial Corporation
	By:	/s/ Sung Won Sohn
Sung Won Sohn
President and Chief Executive Officer